UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. )

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTH ATLANTIC ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 18, 2023

North Atlantic Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39923	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Fl.

New York, NY 10105

(212) 370-1300

(Address of principal executive offices, including zip code)

+353 1 567 6959

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	NAACU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	NAAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	NAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On January 18, 2023, North Atlantic Acquisition Corporation (the “Company”) issued a press release announcing that its 2022 annual general meeting of shareholders (the “Meeting”) will be postponed from 9:30 a.m. Eastern Time on January 24, 2023 to 4:00 p.m. Eastern Time on January 25, 2023. The meeting can still be accessed virtually by visiting https://www.cstproxy.com/naac/2023. The record date for the Meeting remains the close of business on December 15, 2022. The Company encourages its shareholders to vote in favor of the proposal to amend its charter to extend the date by which the Company has to complete a business combination from January 26, 2023 to July 26, 2023 (the “Extension”) and to vote in favor of the proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as its independent registered public accounting firm for the year ended December 31, 2022.

Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the postponement of the Meeting, the Company has further extended the deadline for holders of the Company’s Class A ordinary shares issued in the Company’s initial public offering (the “Class A Shares”) to submit their shares for redemption in connection with the Extension Amendment to 5:00 p.m. Eastern Time on January 23, 2023. Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by 2:00 p.m. Eastern Time on January 25, 2023.

If the Extension is implemented, NAAC Sponsor LP, the Company’s sponsor (the “Sponsor”), has agreed to loan the Company funds to be deposited into the Company’s trust account (the “Trust Account”) for each Class A Share that is not redeemed. As stated in the proxy statement, the Sponsor had agreed to loan the Company for deposit $0.055 for each Class A Share not redeemed for each month that is needed by the Company to complete a business combination until July 26, 2023 (or such earlier date as determined by the Company’s Board of Directors). On January 18, 2023, the Sponsor informed the Company that it would actually loan the Company for deposit the lesser of (i) an aggregate of $192,500 or (ii) $0.055 per Class A Share outstanding after giving effect to the Extension and related redemptions, for each month that is needed by the Company to complete a business combination until July 26, 2023 (or such earlier date as determined by the Company’s Board of Directors).

If the Extension is implemented, the Company plans to maintain the remaining amounts in the Trust Account in an interest-bearing demand deposit account at a national bank. Interest on such deposit account will be variable.

Forward-Looking Statements

This report may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with the Meeting to consider and vote upon the Extension and other matters and, beginning on December 20, 2022, mailed the Proxy Statement and other relevant documents to its shareholders as of the December 15, 2022 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to North Atlantic Acquisition Corporation, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Fl., New York, NY 10105.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH ATLANTIC ACQUISITION CORPORATION

Date: January 18, 2023	By:	/s/ Gary Quin
	Name:	Gary Quin
	Title:	Chief Executive Officer

Exhibit 99.1

North Atlantic Acquisition Corporation Announces Postponement of its 2022 Annual General Meeting to January 25, 2023, Change to Amounts to be Added to Trust Account and That Trust Account Will Bear Interest

New York, New York, January 18, 2023 — North Atlantic Acquisition Corporation (the “Company”) (Nasdaq: NAAC) today announced that its 2022 annual general meeting of shareholders (the “Meeting”) will be postponed from 9:30 a.m. Eastern Time on January 24, 2023 to 4:00 p.m. Eastern Time on January 25, 2023. The meeting can still be accessed virtually by visiting https://www.cstproxy.com/naac/2023. The record date for the Meeting remains the close of business on December 15, 2022 (the “Record Date”). The Company encourages its shareholders to vote in favor of the proposal to amend its charter to extend the date by which the Company has to complete a business combination from January 26, 2023 to July 26, 2023 (the “Extension”) and to vote in favor of the proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as its independent registered public accounting firm for the year ended December 31, 2022.

Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the postponement of the Meeting, the Company has further extended the deadline for holders of the Company’s Class A ordinary shares issued in the Company’s initial public offering (the “Class A Shares”) to submit their shares for redemption in connection with the Extension Amendment to 5:00 p.m. Eastern Time on January 23, 2023. Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by 2:00 p.m. Eastern Time on January 25, 2023.

If the Extension is implemented, NAAC Sponsor LP, the Company’s sponsor (the “Sponsor”), has agreed to loan the Company funds to be deposited into the Company’s trust account (the “Trust Account”) for each Class A Share that is not redeemed. As stated in the proxy statement, the Sponsor had agreed to loan the Company for deposit $0.055 for each Class A Share not redeemed for each month that is needed by the Company to complete a business combination until July 26, 2023 (or such earlier date as determined by the Company’s Board of Directors). On January 18, 2023, the Sponsor informed the Company that it would actually loan the Company for deposit the lesser of (i) an aggregate of $192,500 or (ii) $0.055 per Class A Share outstanding after giving effect to the Extension and related redemptions, for each month that is needed by the Company to complete a business combination until July 26, 2023 (or such earlier date as determined by the Company’s Board of Directors).

If the Extension is implemented, the Company plans to maintain the remaining amounts in the Trust Account in an interest-bearing demand deposit account at a national bank. Interest on such deposit account will be variable.

About North Atlantic Acquisition Corporation

North Atlantic Acquisition Corporation is a blank check company, also commonly referred to as a SPAC, formed for the purpose of effecting a business combination with a company with global ambition, with a primary focus on the consumer, industrials and TMT sectors in Europe or North America, where its Board of Directors has multiple decades of experience.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with an annual general meeting of shareholders (the “Meeting”) to consider and vote upon the Extension and other matters and, beginning on December 21, 2022, mailed the Proxy Statement and other relevant documents to its shareholders as of the December 15, 2022 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to North Atlantic Acquisition Corporation, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Fl. New York, NY 10105.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Gary Quin (Chief Executive Officer)

Gary.Quin@naacq.com

+35 315 676 959